UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 22361

Dreyfus Dynamic Alternatives Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Dynamic Alternatives
Fund, Inc.

ANNUAL REPORT October 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Consolidated Statement of Investments
10	Consolidated Statement of Financial Futures
11	Consolidated Statement of Assets and Liabilities
12	Consolidated Statement of Operations
13	Consolidated Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Consolidated Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Dynamic Alternatives
Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Dynamic Alternatives Fund, Inc., covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery into the first quarter of 2011, but sentiment subsequently deteriorated due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Stocks have been sensitive to these macroeconomic developments, often regardless of underlying company fundamentals. Indeed, market declines were particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt, while October ranked as one of the best months of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Dynamic Alternatives Fund’s Class A shares produced a total return of –6.29%, Class C shares returned –6.98% and Class I shares returned –6.03%.1 In comparison, the fund’s benchmark, the HFRI Fund Weighted Composite Index (the “HFRI Index”), produced a total return of –0.47% for the same period.2

Global financial markets rallied into the first quarter of 2011 as an economic recovery gained traction, but renewed macroeconomic concerns later erased those gains. The fund produced lower returns than its benchmark, primarily due to the negative impact of extreme volatility on its replication process, especially with regard to equities.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income) that approximates or exceeds the total return of a diversified portfolio of hedge funds included in the HFRI Index. To pursue its goal, the fund follows a hedge fund beta replication strategy designed to provide investment exposure to a diversified portfolio of hedge funds included in the HFRI Index, combined with a managed futures replication strategy designed to mitigate downside risks of its hedge fund beta replication strategies.The fund normally will use derivative instruments—particularly futures, options, swaps and forward contracts—on U.S. and non-U.S. equity and fixed-income securities, securities indices, currencies, commodities and other instruments.

When selecting investments in connection with the hedge fund beta replication strategy, we employ statistical models to estimate the market exposures (or betas) that drive the HFRI Index’s returns. When selecting investments to mitigate risks, we estimate the exposures that drive the aggregate returns of certain commodity trading advisors in the HFRI Index.To determine the allocation of fund assets, we use a proprietary macro risk allocation model.We then implement the allocation through a combination of long and short positions in equity index futures and options, U.S. Treasury and foreign sovereign bond futures, currency forward contracts, commodity and commodity index futures, and index total rate of return swaps to the extent such investments are available to be used effectively by us.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Sentiment Sparked Heightened Market Volatility

Positive economic momentum supported riskier assets early in the reporting period. However, the markets’ advances were interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and again in March when natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, most financial assets rebounded quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when pressures mounted on the banking systems of several European nations. In addition, investors reacted cautiously to a contentious debate regarding U.S. government spending and borrowing. Financial markets suffered bouts of heightened volatility when newly risk-averse investors shifted their focus to traditionally defensive markets and securities. The flight to quality also lifted currencies that historically have been considered safe havens, particularly the Japanese yen. Volatility was especially severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, markets rebounded strongly in October when some macroeconomic worries seemed to ease.

Hedge Funds Poorly Positioned for Downturn

Although an emphasis on stocks, commodities and other economically-sensitive assets supported hedge fund performance early in the reporting period, those positions later exposed investors to the full brunt of heightened market volatility. In addition, our quantitative models tend to become less effective during periods of extreme volatility, as rapid changes make it more difficult to detect how hedge funds are positioned.While we successfully employed managed futures to mitigate market volatility during the August and September downturn, these strategies proved less effective during the October rebound.

Hedge funds reached their maximum net long exposure to equities and net short position to bonds in July and early August, just in time for renewed equity declines and a fixed-income rally. While hedge funds quickly reversed course, our replication process lagged in identifying those moves until they were reflected by the HFRI Index. Likewise, a rapid change in market performance and hedge fund positioning in October took some time to reach the HFRI Index, and the fund missed part of the rebound among riskier assets.The fund’s positioning among commodities also undermined performance over the reporting period’s second half, but better results during the first half more than offset second-half weakness.

Maintaining Caution in Turbulent Markets

As of the reporting period’s end, hedge funds appear to have adopted a generally cautious posture through long positions in bonds, commodities and the U.S. dollar, and generally underweighted exposure to global equities. Our market risk model seems to confirm that a defensive bias is warranted. Consequently, we have continued to use managed futures to control risks while attempting to replicate the HFRI Index.

November 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.
A small investment in derivatives could have a potentially large impact on the fund’s performance.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.
The use of leverage, such as entering into futures contracts and forward currency contracts, engaging in forward commitment transactions, and engaging in reverse repurchase agreements, may magnify the fund’s gains and losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.
The fund does not invest in hedge funds.The fund, however, seeks investment exposure to the asset categories and investment strategies that drive the aggregate returns of a diversified portfolio of hedge funds and commodity trading advisors included in the HFRI Index. Because hedge funds are often illiquid and highly leveraged, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the potentially significant risks.
The fund is not an index fund.The fund, however, follows a hedge fund beta replication strategy combined with a managed futures replication strategy designed to provide investment exposure to the HFRI Index.The HFRI Index may not provide an accurate representation of hedge fund returns or the returns of commodity trading advisors managing funds using momentum or long volatility strategies.
The fund’s performance attributable to its hedge fund beta replication strategy may not correlate to that of the HFRI Index because the strategy may not successfully identify or be able to replicate the common factors that drive the aggregate returns of the HFRI Index.
The HFRI Index is based on an assessment of historical data related to volatility and returns.To the extent that data turns out not to be predictive of future events, the returns of the HFRI Index may deviate from the returns of hedge funds generally or returns of those commodity trading advisors. Even if the HFRI Index provides an accurate representation of hedge fund returns generally and the returns of such commodity trading advisors, because the fund’s investment process is based on an assessment of historical data related to the HFRI Index, the fund’s performance may not replicate the returns of the HFRI Index or the returns of the commodity trading advisors included in the HFRI Index during any period of time, including due to the failure of the fund’s proprietary models or the inability to replicate returns using primarily derivative instruments and due to differences in volatility between the fund’s portfolio and the returns of the HFRI Index.
To the extent the fund has investment exposure to foreign markets, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG L.P. – The HFRI Index is a fund-weighted (equal-weighted)
index designed to measure the total returns (net of fees) of the approximately 2,000 hedge funds that comprise the HFRI Index. Constituent funds must have either $50 million under management or a track record of greater than 12 months.The HFRI Index consists only of hedge funds. Investors cannot invest directly in any index. Returns are calculated on a month-end basis.
The HFRI Fund Weighted Composite Index is a trademark of Hedge Fund Research, Inc.
(“HFR”) and has been licensed for use by The Dreyfus Corporation in connection with Dreyfus
Dynamic Alternatives Fund (the “Fund”). HFR makes no recommendation or representation regarding the Fund or the advisability of investing in it.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Dynamic Alternatives Fund, Inc. Class A shares, Class C shares and Class I shares and the HFRI Fund Weighted Composite Index

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Dynamic Alternatives Fund, Inc. on 3/9/10 (inception date) to a $10,000 investment made in the HFRI Fund Weighted Composite Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a fund-weighted (equal-weighted) index designed to measure the total returns (net of fees) of the approximately 2,000 hedge funds that comprise the Index. Constituent funds must have either $50 million under management or a track record of greater than 12 months.The HFRI Index consists only of hedge funds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/11

	Inception		From
	Date	1Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/9/10	–11.70%	–8.41%
without sales charge	3/9/10	–6.29%	–5.08%
Class C shares
with applicable redemption charge †	3/9/10	–7.91%	–5.78%
without redemption	3/9/10	–6.98%	–5.78%
Class I shares	3/9/10	–6.03%	–4.78%
HFRI Fund Weighted Composite Index	2/28/10	–0.47%	3.84%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 2/28/10 is used as the beginning value on 3/9/10.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Dynamic Alternatives Fund, Inc. from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.94	$10.51	$5.75
Ending value (after expenses)	$899.60	$895.60	$900.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.37	$11.17	$6.11
Ending value (after expenses)	$1,017.90	$1,014.12	$1,019.16

† Expenses are equal to the fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class C and
1.20% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2011

	Principal
Short-Term Investments—87.5%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.00%, 12/15/11	11,900,000	11,899,667
0.01%, 3/22/12	365,000[a]	364,953
0.04%, 3/8/12	30,000[a]	29,997
Total Short-Term Investments
(cost $12,294,901)		12,294,617

Other Investment—14.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,972,510)	1,972,510[b]	1,972,510

Total Investments (cost $14,267,411)	101.6%	14,267,127
Liabilities, Less Cash and Receivables	(1.6%)	(218,435)
Net Assets	100.0%	14,048,692

a	Held by a broker as collateral for open financial futures positions.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)
Short-Term/Money Market Investments	101.6

† Based on net assets.

See notes to consolidated financial statements.

The Fund 9

CONSOLIDATED STATEMENT OF
FINANCIAL FUTURES

October 31, 2011

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2011($)
Commodity Futures Long
Goldman Sachs Commodity Index	5	808,750	November 2011	26,233
Gold 100	1	172,520	December 2011	(13,349)
Commodity Futures Short
Copper	2	(181,600)	December 2011	19,143
Corn	5	(161,750)	December 2011	(8,955)
Crude Oil	2	(186,380)	December 2011	(13,327)
Natural Gas	5	(196,700)	December 2011	8,932
Sugar #11	4	(115,450)	March 2012	2,978
Currency Futures Long
Dollar Index	9	686,754	December 2011	(9,643)
Financial Futures Long
Euro Bond	1	188,953	December 2011	(3,266)
MSCI EAFE E-mini	11	814,495	December 2011	69,007
MSCI Emerging Markets E-Mini	5	244,150	December 2011	7,762
NASDAQ 100 E-Mini	6	282,720	December 2011	16,663
Russell 2000 Mini	2	147,860	December 2011	9,836
U.S. Treasury 2 Year Notes	8	1,762,250	December 2011	765
U.S. Treasury 10 Year Notes	1	129,063	December 2011	(276)
Financial Futures Short
Euro Stoxx 50	2	(66,616)	December 2011	(11,275)
FTSE 100	3	(268,191)	December 2011	(17,425)
Standard & Poor’s 500 E-mini	2	(124,930)	December 2011	(4,834)
TOPIX	5	(486,694)	December 2011	(7,395)
Gross Unrealized Appreciation				161,319
Gross Unrealized Depreciation				(89,745)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS
AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Consolidated
Statement of Investments:
Unaffiliated issuers	12,294,901	12,294,617
Affiliated issuers	1,972,510	1,972,510
Cash		10,038
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		6,959
Receivable for shares of Common Stock subscribed		300
Dividends receivable		93
Prepaid expenses		31,846
Due from The Dreyfus Corporation and affiliates—Note 3(c)		2,273
		14,318,636
Liabilities ($):
Payable for shares of Common Stock redeemed		109,199
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		39,339
Payable for futures variation margin—Note 4		35,887
Payable for license fee		1,198
Accrued expenses		84,321
		269,944
Net Assets ($)		14,048,692
Composition of Net Assets ($):
Paid-in capital		15,094,398
Accumulated net realized gain (loss) on investments		(1,084,742)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$71,574 net unrealized appreciation on financial futures)		39,036
Net Assets ($)		14,048,692

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	3,379,748	1,057,512	9,611,432
Shares Outstanding	294,569	93,319	833,464
Net Asset Value Per Share ($)	11.47	11.33	11.53

See notes to consolidated financial statements.

The Fund 11

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income ($):
Income:
Interest	8,614
Cash dividends;	3,405
Affiliated issuers
Total Income	12,019
Expenses:
Management fee—Note 3(a)	151,785
Legal fees	107,210
Auditing fees	62,290
Registration fees	46,874
Shareholder servicing costs—Note 3(c)	22,798
License fee—Note 1	15,214
Prospectus and shareholders’ reports	12,912
Distribution fees—Note 3(b)	8,130
Custodian fees—Note 3(c)	1,919
Directors’ fees and expenses—Note 3(d)	413
Loan commitment fees—Note 2	29
Miscellaneous	17,812
Total Expenses	447,386
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(245,021)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	202,362
Investment (Loss)—Net	(190,343)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	17,927
Net realized gain (loss) on options transactions	19,275
Net realized gain (loss) on financial futures	(621,486)
Net realized gain (loss) on forward foreign currency exchange contracts	4,656
Net Realized Gain (Loss)	(579,628)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(4,126)
Net unrealized appreciation (depreciation) on options transactions	29
Net unrealized appreciation (depreciation) on financial futures	(135,217)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(45,201)
Net Unrealized Appreciation (Depreciation)	(184,515)
Net Realized and Unrealized Gain (Loss) on Investments	(764,143)
Net (Decrease) in Net Assets Resulting from Operations	(954,486)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF
CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010[a]
Operations ($):
Investment (loss)—net	(190,343)	(87,361)
Net realized gain (loss) on investments	(579,628)	(356,484)
Net unrealized appreciation
(depreciation) on investments	(184,515)	223,551
Net Increase (Decrease) in Net Assets
Resulting from Operations	(954,486)	(220,294)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	594,164	3,483,477
Class C Shares	151,340	1,012,831
Class I Shares	5,199,717	10,456,854
Cost of shares redeemed:
Class A Shares	(424,903)	(6,456)
Class C Shares	(28,641)	—
Class I Shares	(4,119,746)	(1,195,165)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,371,931	13,751,541
Total Increase (Decrease) in Net Assets	417,445	13,531,247
Net Assets ($):
Beginning of Period	13,631,247	100,000
End of Period	14,048,692	13,631,247
Capital Share Transactions (Shares):
Class A
Shares sold	47,926	279,938
Shares redeemed	(35,955)	(540)
Net Increase (Decrease) in Shares Outstanding	11,971	279,398
Class C
Shares sold	12,342	81,058
Shares redeemed	(2,481)	—
Net Increase (Decrease) in Shares Outstanding	9,861	81,058
Class I
Shares sold	422,493	843,578
Shares redeemed	(335,299)	(99,708)
Net Increase (Decrease) in Shares Outstanding	87,194	743,870

a From March 9, 2010 (commencement of operations) to October 31, 2010.
See notes to consolidated financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s consolidated financial statements.

	Year Ended October 31,
Class A Shares	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.24	12.50
Investment Operations:
Investment (loss)—net[b]	(.17)	(.10)
Net realized and unrealized
gain (loss) on investments	(.60)	(.16)
Total from Investment Operations	(.77)	(.26)
Net asset value, end of period	11.47	12.24
Total Return (%)[c]	(6.29)	(2.08)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.04	5.10[e]
Ratio of net expenses to average net assets	1.45	1.45[e]
Ratio of net investment (loss)
to average net assets	(1.37)	(1.30)[e]
Portfolio Turnover Rate	—	—
Net Assets, end of period ($ x 1,000)	3,380	3,460

a	From March 9, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to consolidated financial statements.

	Year Ended October 31,
Class C Shares	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.19	12.50
Investment Operations:
Investment (loss)—net[b]	(.26)	(.16)
Net realized and unrealized
gain (loss) on investments	(.60)	(.15)
Total from Investment Operations	(.86)	(.31)
Net asset value, end of period	11.33	12.19
Total Return (%)[c]	(6.98)	(2.56)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.76	5.88[e]
Ratio of net expenses to average net assets	2.20	2.20[e]
Ratio of net investment (loss)
to average net assets	(2.12)	(2.05)[e]
Portfolio Turnover Rate	—	—
Net Assets, end of period ($ x 1,000)	1,058	1,017

a	From March 9, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to consolidated financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.50
Investment Operations:
Investment (loss)—net[b]	(.14)	(.07)
Net realized and unrealized
gain (loss) on investments	(.60)	(.16)
Total from Investment Operations	(.74)	(.23)
Net asset value, end of period	11.53	12.27
Total Return (%)	(6.03)	(1.84)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.83	4.06[d]
Ratio of net expenses to average net assets	1.20	1.20[d]
Ratio of net investment (loss)
to average net assets	(1.12)	(1.04)[d]
Portfolio Turnover Rate	—	—
Net Assets, end of period ($ x 1,000)	9,611	9,154

a	From March 9, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Dynamic Alternatives Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to seek total return (consisting of capital appreciation and income) that approximates or exceeds the total return of a diversified portfolio of hedge funds included in the HFRITM Fund Weighted Composite Index (“HFRI Index”). The HFRI Index is a Trademark of Hedge Fund Research, Inc. (“HFR”) and has been licensed for use by Dreyfus in connection with the fund. The fund has agreed to pay a fee for the use of this license. HFR makes no recommendation or representation regarding the fund or the advisability of investing in the fund. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Manager has engaged its affiliate, Mellon Capital Management Corporation (the “Sub-Adviser” or “Mellon Capital”), to serve as the fund’s sub-investment adviser and to provide day-to-day management of the fund’s investments, subject to the supervision of the Manager.

The fund may invest in certain commodities through its investment in Dynamic Alternatives Fund Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. During the period ended October 31, 2011, the fund held an investment of $2,422,526 in the Subsidiary, representing 17.24% of the fund’s net assets.

The financial statements have been consolidated and include the accounts of the fund and the Subsidiary.Accordingly, all inter-company transactions and balances have been eliminated.

The Fund 17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 243,200 Class A, 82,400 Class C and 82,400 Class I shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at

The Fund 19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant

American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	1,972,510	—	—	1,972,510
U.S. Treasury	—	12,294,617	—	12,294,617
Other Financial
Instruments:
Forward Foreign Currency
Exchange Contracts†	—	6,959	—	6,959
Futures†	161,319	—	—	161,319
Liabilities ($)
Other Financial
Instruments:
Forward Foreign Currency
Exchange Contracts†	—	(39,339)	—	(39,339)
Futures†	(89,745)	—	—	(89,745)

† Amount shown represents unrealized appreciation (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,660,000		10,464,329	11,151,819	1,972,510		14.1

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions. The fund recog-

nizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,045,068 and unrealized depreciation $638.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, $143,301 of the carryover expires in fiscal 2018 and $901,767 expires in fiscal 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, foreign currency gains and losses and net realized gain from the Subsidiary, the fund increased accumulated undistributed investment income-net by $190,343, decreased accumulated net realized gain (loss) on investments by $235,757 and increased paid-in capital by $45,414. Net assets and net asset value per share were not affected by this reclassification.

The Fund 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, until March 1, 2012, to waive receipt of its fees and/or assume the direct expenses of the fund, and the operating costs of the Subsidiary, so that the expenses of none of the classes (excluding the fund’s Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.20%. In addition, the Manager has contractually agreed, until March 1, 2012 and thereafter for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Manager by the Subsidiary.This undertaking may not be terminated, until March 1, 2012, unless the Manager obtains the prior approval of the fund’s Board of Directors.The expense reimbursement, pursuant to the undertaking, amounted to $245,021 during the period ended October 31, 2011.

Pursuant to a sub-investment advisory agreement between the Manager and Mellon Capital, the Manager pays Mellon Capital a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended October 31, 2011, the Distributor retained $624 from commissions earned on sales of the fund’s Class A shares and $59 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $8,130, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $9,392 and $2,710, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $1,328 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Consolidated Statement of Operations.

The Fund 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $91 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Consolidated Statement of Operations.These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $1,919 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $6,751 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees $11,982, Rule 12b-1 distribution plan fees $685, shareholder services plan fees $951, custodian fees $800, chief compliance officer fees $4,246 and transfer agency per account fees $307, which are offset against an expense reimbursement currently in effect in the amount of $21,244.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee was charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege.

Effective December 15, 2010, the fund no longer charges a redemption fee on shares that are redeemed or exchanged before the end of the required holding period.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

During the period October 31, 2011, there were no purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	103,268	Equity risk[1]	(40,929)
Interest rate risk[1]	765	Interest rate risk[1]	(3,542)
Commodity risk[1]	57,286	Commodity risk[1]	(35,631)
Foreign exchange risk[2]	6,959	Foreign exchange risk[1,3]	(48,982)
Gross fair value of
derivatives contracts	168,278		(129,084)

Consolidated Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated
Statement of Financial Futures, but only the unpaid variation margin is reported in the
Consolidated Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[4]	Options[5]	Contracts[6]	Total
Equity	(607,951)	19,275	—	(588,676)
Interest rate	(73,840)	—	—	(73,840)
Commodity	217,734	—	—	217,734
Foreign exchange	(157,429)	—	4,656	(152,773)
Total	(621,486)	19,275	4,656	(597,555)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[7]	Options[8]	Contracts[9]	Total
Equity	(94,948)	29	—	(94,919)
Interest rate	(13,533)	—	—	(13,533)
Commodity	(69,612)	—	—	(69,612)
Foreign exchange	42,876	—	(45,201)	(2,325)
Total	(135,217)	29	(45,201)	(180,389)

Consolidated Statement of Operations location:

4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on financial futures.
8	Net unrealized appreciation (depreciation) on options transactions.
9	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk, commodity risk and foreign currency risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Consolidated Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying finan-

The Fund 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

cial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended October 31, 2011:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2010	2	2,421
Contracts written	144	188,580
Contracts terminated:
Contracts closed	134	182,383	177,323	5,060
Contracts expired	12	8,618	—	8,618
Total contracts terminated	146	191,001	177,323	13,678
Contracts outstanding
October 31, 2011	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized gain or loss which occurred during the period is reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/21/2011	14,100	14,419	14,766	347
Australian Dollar,
Expiring 12/21/2011	5,900	5,964	6,178	214
Euro,
Expiring 12/21/2011	7,044	9,683	9,743	60
Euro,
Expiring 12/21/2011	16,956	23,226	23,452	226
Japanese Yen,
Expiring 12/21/2011	16,408,000	214,839	210,093	(4,746)
Japanese Yen,
Expiring 12/21/2011	6,630,000	86,494	84,892	(1,602)
Swiss Franc,
Expiring 12/21/2011	24,000	27,498	27,366	(132)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/21/2011	201,000	198,950	210,500	(11,550)
British Pound,
Expiring 12/21/2011	1,416	2,238	2,276	(38)
British Pound,
Expiring 12/21/2011	4,584	7,227	7,366	(139)
British Pound,
Expiring 12/21/2011	88,000	138,227	141,417	(3,190)

The Fund 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
British Pound,
Expiring 12/21/2011	103,000	161,303	165,523	(4,220)
Canadian Dollar,
Expiring 12/21/2011	101,000	101,679	101,206	473
Canadian Dollar,
Expiring 12/21/2011	176,000	171,189	176,359	(5,170)
Euro,
Expiring 12/21/2011	198,000	270,207	273,859	(3,652)
Japanese Yen,
Expiring 12/21/2011	6,772,080	88,236	86,712	1,524
Japanese Yen,
Expiring 12/21/2011	2,476,479	32,333	31,710	623
Japanese Yen,
Expiring 12/21/2011	2,427,441	31,711	31,082	629
Mexican New Peso,
Expiring 12/21/2011	1,252,000	96,191	93,488	2,703
Mexican New Peso,
Expiring 12/21/2011	1,071,000	80,132	79,972	160
Swiss Franc,
Expiring 12/21/2011	151,000	167,276	172,176	(4,900)
Gross Unrealized
Appreciation				6,959
Gross Unrealized
Depreciation				(39,339)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Equity futures contracts	8,212,444
Interest rate futures contracts	1,316,046
Commodity futures contracts	896,180
Foreign currency futures contracts	2,248,036
Equity options contracts	12,111
Forward contracts	329,893

At October 31, 2011, the cost of investments for federal income tax purposes was $14,267,411; accordingly, accumulated net unrealized depreciation on investments was $284, consisting of $2 gross unrealized appreciation and $286 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Dynamic Alternatives Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of Dreyfus Dynamic Alternatives Fund, Inc., including the consolidated statements of investments and financial futures, as of October 31, 2011, and the related consolidated statement of operations for the year then ended, and the consolidated statement of changes in net assets and financial highlights for the year then ended and for the period from March 9, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Dreyfus Dynamic Alternatives Fund, Inc. at October 31, 2011, the consolidated results of its operations for the year then ended and the consolidated changes in its net assets and the financial highlights for the year then ended and for the period from March 9, 2010 to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

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INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) provides day-to-day management of the fund’s invest-ments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group 1”) and with a broader group of funds (the “Performance Universe”), with each group consisting of funds from the same Lipper Category as that of the fund, for the one-year period ended May 31, 2011, (2) the fund’s performance with the performance of a group of funds from different Lipper categories included at the request of Dreyfus (“Performance Group 2”), for the one-year period ended May 31, 2011, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds and Performance Group 2 funds, respectively (“Expense Universe 1” and“Expense Universe 2”, respectively), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select Performance Group 1 and the Performance Universe and Expense Group 1 and the Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT

AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparisons for the 1- year period ended May 31, 2011 and noted that the fund’s total return performance was below the Performance Group 1, Performance Group 2 and Performance Universe medians. The Board members noted the more recent and improved performance for the one-, three- and six-month periods ended May 31, 2011. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the funds in each Expense Group and each Expense Universe and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group 1 median and above the Expense Group 2 median, the fund’s actual management fee was below the medians of each Expense Group and each Expense Universe and the fund’s total expenses were below the Expense Group 1 and Expense Universe 1 medians and above the Expense Group 2 and Expense Universe 2 medians.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2012 so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed 1.20% of the fund’s average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT

AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and the fund’s improved performance for recent periods and agreed to closely monitor performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2010)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Clifford L. Alexander, Jr. (78)
Board Member (2010)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (2010)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
Whitney I. Gerard (77)
Board Member (2010)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

Nathan Leventhal (68)
Board Member (2010)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (2010)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2010)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund 43

OFFICERS OF THE FUND (Unaudited)

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,690 in 2010 and $55,200 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2010 and $1,591 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4 in 2010 and $5 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,544,905 in 2010 and $16,139,606 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Dynamic Alternatives Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)